PIMCO Funds

Supplement Dated April 3, 2009 to the

Bond Funds Institutional and Administrative Class Prospectus, dated October 1, 2008

Bond Funds Class A, B and C Prospectus, dated July 31, 2008

Bond Funds Class D Prospectus, dated October 1, 2008

Bond Funds Class P Prospectus, dated September 1, 2008

Disclosure Related to the Emerging Markets Bond Fund (the “Fund”)

Effective April 1, 2009, Curtis Mewbourne is the portfolio manager of the Fund and the disclosure in the table providing information with respect to Mr. Mewbourne and the Fund in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
Diversified Income	Curtis Mewbourne	10/05	Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.
Emerging Markets Bond		4/09
Floating Income		10/05

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated April 3, 2009 to the

Statement of Additional Information,

dated March 18, 2009

Disclosure Related to the Emerging Markets Bond Fund (the “Fund”)

Effective April 1, 2009, Curtis Mewbourne is the portfolio manager of the Fund and references to the Fund in footnote 6 following the table beginning on page 65 in the subsection titled “Portfolio Managers—Other Accounts Managed” are deleted and footnote 13 and the section accompanying that footnote in the table are deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Mewbourne[13]

Registered Investment Companies	8	$6,164	0	N/A

Other Pooled Investment Vehicles	25	$5,505	1	$530

Other Accounts	41	$9,354	6	$2,266

[13]

Mr. Mewbourne manages the Diversified Income Fund, which has $2,402,442,325 in total assets under management, and the Floating Income Fund, which has $1,722,712,294 in total assets under management. Mr. Mewbourne also co-manages the Global Multi-Asset Fund, which commenced operations on October 29, 2008. As of April 1, 2009, Mr. Mewbourne manages the Emerging Markets Bond Portfolio, which, as of March 31, 2008, has $3,294,427,044 in total assets under management.

In addition, the following sentence is added to the end of the paragraph immediately preceding the above table:

Information pertaining to accounts managed by Mr. Mewbourne is as of March 31, 2008.

Additionally, the sections of the table beginning on page 70 in the subsection titled “Portfolio Managers—Securities Ownership” relating to Mr. Mewbourne and the Fund are deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Mewbourne[8]	Diversified Income	$100,001 - $500,000
	Emerging Markets Bond	$1 - $10,000
	Floating Income	$100,001 - $500,000

[8]

Mr. Mewbourne also co-manages the Global Multi-Asset Fund which commenced operations on October 29, 2008. As of April 1, 2009, Mr. Mewbourne manages the Emerging Markets Bond Fund. As of March 31, 2009, to the best of the Trust’s knowledge, Mr. Mewbourne beneficially owned $1 – $10,000 of shares of the Emerging Markets Bond Fund.

Investors Should Retain This Supplement For Future Reference